SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2004

HOLLY CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-03876 (Commission File Number)	75-1056913 (I.R.S. Employer Identification Number)

100 Crescent Court, Suite 1600 Dallas, Texas (Address of principal executive offices)	75201-6927 (Zip code)

Registrant’s telephone number, including area code: (214) 871-3555

Not applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Form of Director Restricted Stock Agreement
Form of Executive Restricted Stock Agreement (two-year term vesting form)
Form of Executive Restricted Stock Agreement (two-year term and performance vesting form)
Form of Executive Restricted Stock Agreement (five-year term vesting form)
Form of Executive Restricted Stock Agreement (five-year term and performance vesting form)
Form of Performance Share Unit Agreement (one-year form)
Form of Performance Share Unit Agreement (three-year form)

Item 1.01. Entry into a Material Definitive Agreement

     Pursuant to the Holly Corporation Long-Term Incentive Compensation Plan, Holly Corporation grants to outside directors restricted stock and to certain of its employees, including executive officers, restricted stock and performance share units.

     Forms of agreements for grants of restricted stock to outside directors and to executive officers and grants of performance share units to employees including executive officers are attached as Exhibits to this Form 8-K.

Item 9.01. Financial Statements and Exhibits

10.1	-	Form of Director Restricted Stock Agreement.
10.2	-	Form of Executive Restricted Stock Agreement [two-year term vesting form].
10.3	-	Form of Executive Restricted Stock Agreement [two-year term and performance vesting form].
10.4	-	Form of Executive Restricted Stock Agreement [five-year term vesting form].
10.5	-	Form of Executive Restricted Stock Agreement [five-year term and performance vesting form].
10.6	-	Form of Performance Share Unit Agreement [one-year form].
10.7	-	Form of Performance Share Unit Agreement [three-year form].

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOLLY CORPORATION
	By:	/s/ Stephen J. McDonnell
Stephen J. McDonnell
Date: November 4, 2004		Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number		Exhibit Title
10.1	-	Form of Director Restricted Stock Agreement.
10.2	-	Form of Executive Restricted Stock Agreement [two-year term vesting form].
10.3	-	Form of Executive Restricted Stock Agreement [two-year term and performance vesting form].
10.4	-	Form of Executive Restricted Stock Agreement [five-year term vesting form].
10.5	-	Form of Executive Restricted Stock Agreement [five-year term and performance vesting form].
10.6	-	Form of Performance Share Unit Agreement [one-year form].
10.7	-	Form of Performance Share Unit Agreement [three-year form].